Offerings - Offering: 1	Jun. 25, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.600% Notes due 2031
Amount Registered | shares	500,000,000
Maximum Aggregate Offering Price	$ 495,910,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 75,923.83
Offering Note	The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.